UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 15, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 15, 2010, 1st Financial Services Corporation (the “Company”) announced that Michael G. Mayer has been appointed Chief Executive Officer of the Company and its wholly owned subsidiary, Mountain 1st Bank & Trust Company.

A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release, dated January 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: January 15, 2010	By:	/s/ ROGER A. MOBLEY
Roger A. Mobley, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release, dated January 15, 2010

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